SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 20, 2002
                                                         -----------------




                         First National Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)




  South Carolina                  333-87503                 58-2466370
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  (State or other                (Commission               (I.R.S. Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation)




              215 N. Pine Street, Spartanburg, South Carolina      29302
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               (Address of principal executive offices)          (Zip Code)




       Registrant's telephone number, including area code: (864) 948-9001
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                                 Not Applicable
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            (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         On February 20, 2002, we dismissed the firm of Crisp Hughes Evans, LLP and proceeded to replace them with Elliott Davis, LLP as our independent auditors. The decision to dismiss Crisp Hughes Evans, LLP was recommended by our audit committee and authorized by our board of directors.

         The reports of Crisp Hughes Evans, LLP on the Company's financial statements for the past three fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 2001, December 31, 2000 and December 31, 1999, and during any subsequent interim period preceding the dismissal of Crisp Hughes Evans, LLP there were no disagreements with Crisp Hughes Evans, LLP, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Crisp Hughes Evans, LLP would have caused Crisp Hughes Evans, LLP to make reference to the matter in their report.

         During the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, and during any subsequent interim period preceding the dismissal of Crisp Hughes Evans, LLP there were no "reportable events" to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

         We have requested Crisp Hughes Evans, LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 22, 2002, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         On February 21, 2002, we engaged Elliott Davis, LLP as our independent auditors for the fiscal year ended December 31, 2002, to audit the Company's financial statements. During the Company's most recent fiscal year and the subsequent interim period preceding the engagement of Elliott Davis, LLP, we did not consult Elliott Davis, LLP on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

      Exhibit No.     Description
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          16.1        Letter of Crisp Hughes Evans, LLP dated February 22, 2002

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FIRST NATIONAL BANCSHARES, INC.



                                              By:/s/ Jerry L. Calvert
                                                 -------------------------------
                                                     Jerry L. Calvert,
                                                     Chief Executive Officer

Dated: February 25, 2002

                                  EXHIBIT INDEX
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Exhibit No.               Description
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    16.1              Letter of Crisp Hughes Evans, LLP dated February 22, 2002